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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                ---------------

                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of Earliest Event Reported): June 17, 2003


                            COLE NATIONAL GROUP, INC.
             (Exact Name of Registrant as Specified in its Charter)


         DELAWARE                       33-66342                 34-1744334
(State or Other Jurisdiction           (Commission              (IRS Employer
     of Incorporation)                 File Number)          Identification No.)


5915 LANDERBROOK DRIVE
MAYFIELD HEIGHTS, OHIO                                         44124
(Address of Principal Executive Offices)                    (Zip Code)

Registrant's telephone number, including area code:             (440) 449-4100



                                 Not Applicable
         (Former name or former address, if changed since last report.)



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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        (c) Exhibits.

         99.1 Press release of Cole National Corporation, dated June 17, 2003.


ITEM 9.  REGULATION FD DISCLOSURE (INFORMATION FURNISHED PURSUANT TO
         ITEM 12, "RESULTS OF OPERATIONS AND FINANCIAL CONDITION").

                  On June 17, 2003, Cole National Corporation (the "Parent Company") issued a press release, announcing financial results for the first fiscal quarter of 2003. A copy of the press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

                  In accordance with the procedural guidance set forth in Securities and Exchange Commission Release No. 33-8216, the information in this Form 8-K and the exhibit attached hereto is being furnished under Item 9, "Regulation FD Disclosure" rather than under Item 12, "Results of Operations and Financial Condition." The information in this Form 8-K, including the exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section and shall not be deemed incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         COLE NATIONAL GROUP, INC.

                                         By:   /s/ Ann M. Holt
                                              ----------------------------------
                                                Name:  Ann M. Holt
                                                Title: Sr. Vice President and
                                                       Corporate Controller


Date: June 17, 2003




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                                  EXHIBIT INDEX

         EXHIBIT
         NUMBER            DESCRIPTION
         -------------     -----------

         99.1              Press release of Cole National Corporation, dated
                           June 17, 2003.




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